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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported) JUNE 6, 2002 (JUNE 5, 2002)
                                                   ---------------------------



                        SANDERS MORRIS HARRIS GROUP INC.
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             (Exact name of registrant as specified in its charter)

                                      TEXAS
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                 (State or other jurisdiction of incorporation)


           0-30066                                      76-0583569
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   (Commission File Number)                   (IRS Employer Identification No.)



                   600 TRAVIS, SUITE 3000, HOUSTON, TEXAS 77002
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            (Address of principal executive offices)        (Zip Code)



   Registrant's telephone number, including area code         (713) 993-4610
                                                           --------------------



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        (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

      On June 5, 2002, Sanders Morris Harris Group Inc. (the "Company") issued a press release announcing the election of Nolan Ryan and Dan S. Wilford as directors of the Company. The Company also announced that its Board of Directors had elected George L. Ball to be the Company's Chairman, Ben T. Morris to be the Company's Chief Executive Officer, and Robert E. Garrison II, the Company's former Chief Executive Officer and President, to be the Company's President. The announcement also stated that Don A. Sanders would continue as the Company's Vice Chairman and that Titus H. Harris, Jr., the Company's former Chairman, would continue as a director.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      a.    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Not Applicable.

      b.    PRO FORMA FINANCIAL INFORMATION

            Not Applicable.

      c.    EXHIBITS

            99.1  Press Release.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SANDERS MORRIS HARRIS GROUP INC.



                                    By:   /s/ ROBERT E. GARRISON II
                                        --------------------------------------
                                          Robert E. Garrison II,
                                          PRESIDENT


Date: June 6, 2002



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